Todd Larson Senior Executive Vice President and Chief Financial Officer Jonathan Porter Executive Vice President and Global Chief Risk Officer Jeff Hopson Senior Vice President, Investor Relations Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” “may” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company’s financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as may be supplemented by Item 1A – “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. They also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

INTRODUCTION AND OVERVIEW

Key Messages Well-Positioned to Deliver Differentiated and valuable global franchise A leading market position; deep technical expertise Strong culture of collaboration, creativity, and integrity COVID-19 Impacts Proven resilience of our business Reaffirmed valuable role of RGA Highlighted value of insurance products Moving Forward, Driving Value Industry dynamics providing many opportunities Extending capabilities and strategic partnerships to expand reach  Focusing on sustainable, purpose-driven long-term value creation The security of experience The power of innovation

Well-Positioned to Deliver Well-diversified across geographies and products A leader in a highly concentrated global reinsurance industry Exclusively focused on life and health market Well-respected brand reflecting relentless client focus Strong balance sheet and financial strength ratings Empowered local operations supported by global governance Long-standing, trusted client relationships Experienced team and deep bench strength Differentiated and valuable global franchise

Delivering material long-term value Strong, Diversified Global Platform Region1 Product1 1 Percentages exclude Corporate and Other. 2 Total adjusted operating revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 1992 $0.4 Billion 2005 $4.6 Billion 2021 $16.1 Billion2 Decades of disciplined geographic and product expansion, resulting in a well-balanced global risk profile Revenue

A Leader in Global Reinsurance Industry Global life and health reinsurance revenues A leader in a highly concentrated global life and health reinsurance industry, with high barriers to entry for large segments of the business Rank Reinsurer 2020 Revenues $ in millions 1 Swiss Reinsurance Company 15,440 2 Reinsurance Group of America1 14,636 3 Munich Re2 12,032 4 SCOR Global Life Re 9,899 5 Hannover Re 8,982 1 Adjusted operating revenues. Please refer to “Reconciliation of Non-GAAP Measures” in the Appendix. 2 Estimate, excludes Munich Health. Note: Exchange rate conversions are based on currency rates provided by each company in their annual filings. Source: Annual filings for each reinsurer.

Leader on Global BCI for the 10th consecutive year1 A Leading Market Position with Best-in-Class Capabilities 1 NMG Consulting Global Life & Health Reinsurance Study 2020, Business Capability Index (BCI). NMG Consulting, Global Life & Health Reinsurance Study 2020 Business Capability Index – All respondents Indicates competitor position “RGA’s remarkably consistent performance over the past decade has been achieved by ongoing commitment to (and investment in) client relationships and outcomes, spanning regions, client profiles, and industry cycles” Mark Prichard CEO of NMG Consulting “Top-rated for client management” “RGA delivered a leading COVID-19 response, in both reach and quality” “RGA continued its leadership across several innovation factors”

Financial Impacts of COVID-19 Strong global financial solutions and investment performance Underlying earnings power remained intact and is expected to be increased by new business written and in-force transactions completed in the last two years Business is resilient Value of platform and diversification proven during pandemic 12.2% CAGR Adjusted Operating EPS1 BVPS ex-AOCI1 12.9% CAGR 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Sustainability Environment Targeting net-zero greenhouse gas emissions in operations1 by 2026 Further embedding ESG criteria in investment process Enhancing transparency though Task Force of Climate-Related Financial Disclosures (TCFD) and social responsibility reporting in 2022 Social Diversity, Equity, and Inclusion hiring and promotion goals established at leadership levels Expanded philanthropic support for COVID-19 relief, other charitable programs, and employee volunteerism Increased funding for longevity and wellness research through the Longer Life Foundation Governance ESG criteria integrated into compensation at all levels Winning “W” Company2 with 38% female representation on the Board of Directors Chair and CEO roles separate; all directors are independent except CEO 1 Emissions from RGA facilities and the energy purchased to operate RGA facilities. 2 Recognized by Women on Boards. We believe ESG is a business priority, supporting our purpose to make financial protection accessible to all

Moving Forward Increasing awareness and demand for insurance products Aging populations shifting product needs Growing middle classes requiring insurance products Continuing low interest rates impacting availability and affordability of products Increasing in-force block transactions from industry restructuring actions Accelerating regulatory, solvency, and accounting changes Growing demand for pension risk transfer solutions  Industry dynamics creating many opportunities

Capitalizing on opportunities Driving Value Create Leading with expertise and innovation Combine product development, innovation, and new reinsurance structures to open or expand markets  Leverage underwriting, data, analytics, and digital expertise to grow markets Deliver unique insights to gain competitive advantage and leverage thought leadership to drive growth Broaden and deepen global, regional, and local client relationships to be the preferred reinsurance partner  Foster third-party partnerships to accelerate innovation, capabilities, and access to efficient capital  Strengthen leadership in industry organizations to actively promote and advance industry purpose Prioritize high-growth, capability-driven opportunities that best fit risk appetites Prioritize opportunities that recognize competitive differentiators and value proposition Capitalize on operating model to increase local markets responsiveness and agility Pursue a balanced approach to in-force management, portfolio optimization, and new business generation Foster an engaging and inclusive culture to attract and retain diverse, world-class talent Behave as a responsible global citizen by taking action to address social and environmental issues Partner Succeeding together Accelerate Prioritizing agility, impact and scale Sustain Building for future generations

Looking Ahead Financially strong with a differentiated and diversified global franchise Strong brand, excellent reputation, and leading market positions Client-centric, capability-driven solutions provider Highly talented teams with innovative culture of collaboration and creativity Focused on long-term value creation and re-establishing track record of strong performance We are disciplined risk experts, with a proven track record of strong performance We have the resources to get through short-term events, and are well-positioned to continue to grow

RGA’S VIEW OF RISK

Key Messages Strong Risk Management Robust framework and culture Proactive risk management Well-diversified risk profile COVID-19 Impact and Outlook Impacts persisting, remain manageable Short-term uncertainty, long-term optimism Well-Positioned for Opportunities Uncertainty creates need for risk solutions Effectiveness of reinsurance as a risk management tool RGA expertise is a competitive advantage The security of experience The power of innovation

Well-Diversified Risk Profile Current risk profile a result of steady diversification over past decades Mix of insurance and market and credit risks expected to remain stable over the next five years Biometric risks expected to become more balanced over the next five years, yielding additional diversification benefits 2021 Overall Risk Distribution1 2026 Projected Biometric Risk Distribution4 1 Based on internal capital models including diversification within risk categories as of Q2, 2021. 2 Estimates based on internal capital models including diversification within risk categories projected to 2026. 3 Based on internal capital models before diversification as of Q2, 2021. 4 Estimates based on internal capital models before diversification projected to 2026. All biometric risks expected to grow with higher expectations for longevity 2021 Biometric Risk Distribution3 2026 Projected Overall Risk Distribution2 Growth opportunities across all geographies and product types

COVID-19 Impact Impact in context Produced $1.3 billion2 of pre-tax income over the course of the pandemic More than $1.5 billion3 of future pre-tax earnings expected from 2020 and 2021 new business Substantial long-term premiums expected to be received relative to pandemic claims COVID-19 impact remains manageable Historical claim costs Insured population mortality remaining lower than general population Majority of $2.1 billion1 global COVID-19 mortality and morbidity impact in the U.S. with other countries varying by quarter based on timing of waves Modest claim costs outside of five primary market impacts 1 COVID-19 attributed claims costs from Q2, 2020 to Q4, 2021 inclusive. 2 Consolidated pre-tax income from Q2, 2020 to Q4, 2021 inclusive. 3 Estimated present value of future pre-tax earnings from expected organic and transactional new business. 4 Illustrative example using a fixed ratio of claims to premiums and a one-time 25% claim shock in year 1. Pandemic Claims Illustration4 COVID-19 Mortality and Morbidity Claim Costs1

COVID-19 Outlook Higher short-term uncertainty Increased uncertainty in the short term as the pandemic runs its course, driven by: New variants, including Omicron Vaccination effectiveness and take-up rates Development and deployment of new antiviral therapeutics Actions of governments and society Indirect COVID-19 impacts may affect mortality and morbidity Acceleration of claims from future periods Delayed diagnoses and treatment of medical conditions Economic impacts on disability; deaths of despair Long-term optimism Continue to expect long-term population mortality improvement post-COVID-19 Potential upside from: Application of mRNA vaccine technology and therapeutics to other diseases Lower flu impacts due to better hygiene, other behavioral changes Preparedness of governments and society for future health threats

Well-Positioned for Opportunities Just as we are navigating through COVID-19, so are our clients Heightened future uncertainty and market changes will require risk management solutions COVID-19 has clearly demonstrated the value of reinsurance as a risk management tool Areas of opportunity arising from current environment Digital transformation of underwriting Uncertainty of future mortality trends Client need for solutions to rebalance risks or release capital RGA has enhanced our strong client relationships over the course of the pandemic through thought leadership and client engagement RGA’s expertise in underwriting, medical, and biometric risk assessment gives us a competitive advantage Innovation and creative problem solving will allow us to adapt and meet changing client and industry needs

FINANCIAL OVERVIEW

Key Messages Diversified Global Platform Attractive operating model Well-diversified earnings profile Strong Capital Position Balanced capital management and strong ratings Quality investment portfolio and stable liability profile Long-Term Value Creation Consistent book value growth Positioned for expanding opportunities Attractive Shareholder Returns Strong long-term track record Positive returns throughout the pandemic EPS 5-year target CAGR of 7%-9% and annual ROE of 9%-11%, excluding COVID-19 The security of experience The power of innovation

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity. Tax effected at 24%. Key Financial Metrics Adjusted operating EPS1 Solid growth over time prior to the pandemic Full year 2021 estimated COVID-19 impacts2 of $15.20 per diluted share Adjusted operating ROE1 Excluding the effects of COVID-19, producing solid returns when combining RGA’s profit generation and balanced capital management 2021 estimated COVID-19 impacts2 of 10.1% on trailing 12-month adjusted operating ROE AA- S&P A+ AM Best A1 Moody’s 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 RGA’s insurer financial strength group ratings. Underlying earnings power is intact 12.2% CAGR

Pre-tax adjusted operating income1,2 Global platform provides a diversified source of earnings Value of geographic diversification pronounced during the pandemic Sizeable book of insurance in-force expected to produce significant earnings Strong underlying earnings power excluding the effects of $1.4 billion of COVID-19 impacts3 in 2021 2021 pre-tax adjusted operating income1,2, excluding estimated COVID-19 impacts3 Diversified Global Platform 49% U.S. & Latin America 13% Canada 16% EMEA 22% Asia Pacific 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Excludes the Corporate and Other segment. 3 COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.

Full Year Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	2021 Reported	2021 COVID-19 Impact[2]	2020 Reported	2020 COVID-19 Impact[2]
U.S. and Latin America Traditional	$(546)	$(852)	$(287)	$(564)
U.S. and Latin America Asset-Intensive	$341	$13	$253	-
U.S. and Latin America Capital Solutions	$93	-	$94	-
Canada Traditional	$130	$(60)	$140	$(17)
Canada Financial Solutions	$15	$3	$21	$6
EMEA Traditional	$(239)	$(266)	$27	$(68)
EMEA Financial Solutions	$257	$38	$242	$32
APAC Traditional	$(10)	$(238)	$174	$(18)
APAC Financial Solutions	$93	-	$54	-
Corporate & Other	$(13)	-	$(91)	$39
Total	$121	$(1,362)	$627	$(590)

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 2020 amounts include updated cause-of-death reporting and expense savings.

- Underlying consolidated results for the year were strong, absorbing $1.4 billion of estimated COVID-19-related impacts[2]
- Global Financial Solutions achieved record annual profits

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Strong Capital Position $ in billions Total capital Strong balance sheet with a stable capital mix over time Proven ability to raise capital in a variety of ways Consistent growth in shareholders’ equity ex-AOCI Leverage ratios Consistent leverage ratios within our targeted ranges Leverage ratios maintained as the balance sheet grows 1 Strong operating company ratings2 AA- S&P A+ AM Best A1 Moody’s 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 RGA’s insurer financial strength group ratings. These ratings have been provided by Moody’s, S&P, and A.M. Best. None of these ratings is a recommendation to buy, sell or hold securities. Each rating may be subject to revision or withdrawal at any time and should be evaluated independently of any other rating.

Balanced Capital Management Effective and balanced capital deployment and capital management over time Efficient deployment Strong capital deployment in 2021 Success over time in deploying capital into in-force blocks $ in millions 2017-2021 Excess Capital Deployed Balanced approach Priority to deploy capital into organic growth and in-force block transactions Return to shareholders through dividends and share repurchases

Alternative Funding and Capital Sources Capital management strategy has proven effective over time; now looking to further supplement and add to existing toolkit RGA will enhance its use of alternative sources Embedded value and other securitizations Retrocessions Funding agreement backed notes (FABN) Surplus notes Utilization of third-party capital Position RGA for success in its target markets and continue to create long-term value

Investment Portfolio Diversification and strong underwriting are core to our investment strategy 94% investment grade Top 10 corporate credits comprise less than 4% of portfolio Portfolio benefits from broad platform and opportunity set Reduced public high yield in Q4 2021 because of relative value of other opportunities Our investment strategy balances risk and return to build a portfolio to weather cycles 1 Percentages based on fair market value. The rating agency designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”). 2 As of December 31, 2021. $81.5B $60.7B

Lower liquidity risk, lower disintermediation risk Stable Liability Profile Lower overall policyholder behavior risk, strong asset-liability management No policyholder behavior risk Locked-in longevity in payout Very low policyholder behavior risk Mortality, Morbidity, Long term care (LTC), Bank-owned life insurance (BOLI) Lower policyholder behavior risk Fixed and indexed annuity business with: Higher guarantees (typically 3-4%) Surrender charges and/or market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Little or no surrender charge protection Low guarantees and no MVA Variable annuities

Long-term Business, Long-term Success Demonstrated value from diversification of earnings sources and global platform Consistent book value growth over time, in a range of environments Investment strategy balances risk and return to weather cycles Effective and balanced capital management approach Book Value per Share (ex-AOCI)1 Total Return Growth2 1 Please refer to “Reconciliations of Non-GAAP Measures” in Appendix. 2 CAGR growth of book value per share ex-AOCI plus dividends. 10.3% CAGR 10.7% CAGR 10.4% CAGR 5.9% CAGR

Five-year financial targets excluding COVID-19 Opportunities Driving Financial Targets Leverage creativity and expertise to create innovative products and structures that drive profitable growth Be partner of choice to enhance and scale innovation, capabilities, expertise, and capital Prioritize high-growth, capability-driven opportunities to accelerate scale and impact Strengthen operational performance to sustain and enhance our differentiated position Targets1 Adjusted Operating EPS Growth 7-9% Adjusted Operating ROE 9-11% 1 Targets through 2026 based on 2021 normalized earnings, which primarily excludes the effects of COVID-19 claim costs and is based on current U.S. GAAP. Adjusted operating EPS range is a compound annual growth rate. Adjusted operating ROE is an annual target. Industry Dynamics Market Opportunities Streamlined underwriting Digital distribution Efficient capital solutions Opportunities from regulatory, accounting, economic changes Demand for protection products and pension risk transfer solutions Increase in life insurance awareness

Long Duration Targeted Improvements (LDTI) LDTI Impact Liability Calculation Best estimate assumptions Locked in discount rates for P&L Current discount rates for balance sheet Reduced earnings volatility from claims Increased earnings volatility from assumption updates Unlocking discount rate impact through AOCI DAC Calculation New calculation essentially amortizes DAC in a straight line No changes to expenses that can be capitalized No longer subject to recoverability testing or assumption updates In aggregate, DAC amortization pattern broadly similar to current U.S. GAAP, especially for traditional products Amortization is not necessarily faster or slower under the new standard with differences in outcomes based on a combination of factors including actual experience Market Risk Benefits Liabilities for annuity guarantees recorded at fair value Own credit adjustment recorded in AOCI Many of RGA’s annuity guarantee liabilities already recorded at fair value, begin recording own credit adjustment in AOCI Economics of the business remain unchanged Provides better insight into performance New disclosures provide additional transparency

Looking Forward We have a differentiated and valuable global franchise We have the resources to manage through short-term events The resilience of our business has been proven Strong underlying earnings power is evident Industry dynamics are providing many opportunities We are well-positioned to deliver attractive financial returns for our shareholders Well-positioned to deliver long-term value INVESTOR DAY 2021

APPENDIX

Ratings

Financial Strength Ratings[1]	S&P	A.M. Best	Moody's
RGA Reinsurance Company	**AA-** Very Strong	**A+** Superior	**A1** Good
RGA Americas Reinsurance Company, Ltd.	**AA-** Very Strong	**A+** Superior	
RGA Life Reinsurance Company of Canada	**AA-** Very Strong	**A+** Superior	
RGA Reinsurance Company of Australia Limited	**AA-** Very Strong		
RGA International Reinsurance Company dac	**AA-** Very Strong		
RGA Global Reinsurance Company, Ltd.	**AA-** Very Strong		
RGA Reinsurance Company (Barbados) Ltd.	**AA-** Very Strong		
RGA Atlantic Reinsurance Company Ltd.		**A+** Superior	
Omnilife Insurance Company Limited	**A+** Strong		

RGA Senior Debt Ratings[1]	
S&P	**A** Strong
A.M. Best	**a-** Strong
Moody's	**Baa1** Medium

[1] These ratings have been provided by Moody's, S&P, and A.M. Best. None of these ratings is a recommendation to buy, sell or hold securities. Each rating may be subject to revision or withdrawal at any time and should be evaluated independently of any other rating.

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Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

©2022 RGA. All rights reserved. No part of this publication may be reproduced in any form without the prior permission of RGA. The information in this publication is for the exclusive, internal use of the recipient and may not be relied upon by any other party other than the recipient and its affiliates, or published, quoted or disseminated to any party other than the recipient without the prior written consent of RGA.